UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

WESCO INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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Your Vote Counts!
WESCO INTERNATIONAL, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET. For shares held in a Plan, vote by May 23, 2022 11:59 PM ET.

WESCO INTERNATIONAL, INC. 225 WEST STATION SQ. DR. SUITE 700 PITTSBURGH, PA 15219 ATTN: DIANE E. LAZZARIS

D78840-P65773

 You invested in WESCO INTERNATIONAL, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2022.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items							Board Recommends

1.	Elect nine Directors for a one-year term expiring in 2023.
	Nominees:
	01)	John J. Engel	04)	Bobby J. Griffin	07)	James L. Singleton	For
	02)	Anne M. Cooney	05)	John K. Morgan	08)	Easwaran Sundaram
	03)	Matthew J. Espe	06)	Steven A. Raymund	09)	Laura K. Thompson

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.						For

3.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022.						For

NOTE: Transact any other business properly brought before the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D78841-P65773